Exhibit 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this ___day of September, 1999, among HomeQuest, Inc., a Nevada corporation ("HomeQuest"); Web Audio & Radio Portal, Inc., a Colorado corporation ("WARP"); and the WARP stockholders, all of whom are listed on Exhibit A hereto and who execute and deliver a copy of the Plan (the "WARP Stockholders").

                                   WITNESSETH:

                                    RECITALS
                                    --------

     WHEREAS, the respective Boards of Directors of HomeQuest and WARP have adopted resolutions pursuant to which HomeQuest shall acquire and the WARP Stockholders shall exchange 100% of the outstanding common stock of WARP; and

     WHEREAS, the sole consideration for 100% interest in WARP shall be the exchange of $0.001 par value common stock of HomeQuest (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

     WHEREAS, the WARP Stockholders shall acquire in exchange the "restricted securities" of HomeQuest in a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                    Section 1

                                Exchange of Stock
                                -----------------

     1.1 Number of Shares. The WARP Stockholders agree to transfer to HomeQuest at the closing (the "Closing") 100% of the outstanding securities of WARP, listed in Exhibit A, which is attached hereto and incorporated herein by reference (the "WARP Shares"), in exchange for 7,500,000 post-split shares (see
Section 1.4 below) of common stock of HomeQuest, pro rata, as outlined in Exhibit A. The pre-Plan outstanding shares of HomeQuest's common stock will amount to 1,500,000 shares, after taking into account the one for 7.2 reverse split of the 37,200,000 presently outstanding shares of HomeQuest and the cancellation of 3,666,667 post-split shares of HomeQuest, more or less, by its sole director, executive officer and principal stockholder as outlined in
Section 1.4 below; accordingly, there will be approximately 9,000,000 post-split and post-Plan outstanding securities of HomeQuest.

     1.2 Delivery of Certificates by WARP Stockholders. The transfer of the WARP Shares by the WARP Stockholders shall be effected by the delivery to HomeQuest at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of HomeQuest and with all necessary transfer taxes and other revenue stamps affixed and acquired at the WARP Stockholders' expense.

     1.3 Further Assurances. At the Closing and from time to time thereafter, the WARP Stockholders shall execute such additional instruments and take such other action as HomeQuest may request in order to exchange and transfer clear title and ownership in the WARP Shares to HomeQuest.

     1.4 Reverse Split and Cancellation of Shares by a Principal Stockholder . At or simultaneous with the Closing, the outstanding common stock of HomeQuest shall be reverse split on a basis of one for 7.2 shares, while retaining the current authorized shares and par value, with a appropriate adjustments to the capital accounts of HomeQuest, and with all fractional shares being rounded up to the nearest whole share; and Ken Edwards, the sole director, executive officer and the principal stockholder of HomeQuest shall have agreed to convey to HomeQuest for cancellation approximately 3,666,667 post-split shares, more or less, so that after rounding resulting from the reverse split, there will be 1,500,000 post-split and pre-Plan outstanding securities of HomeQuest.

     1.5 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present sole director and executive officer of HomeQuest, Ken Edwards, shall designate the directors and executive officers nominated by WARP to serve in his place and stead, until the next respective annual meetings of the stockholders and the Board of Directors of HomeQuest, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Denise Sutton, CEO, Secretary/Treasurer and Director; Gregory J. Liptak, President and Director; and Jo Saari Hadley, Vice President; and then, the current sole director and executive officer shall resign.

     1.6 Change of Name. At or simultaneous to the Closing of this Plan, the Board of Directors of HomeQuest, with the written consent of Ken Edwards, its majority stockholder, shall adopt the resolutions necessary to amend HomeQuest's Articles of Incorporation to change its name to "WarpRadio.com, Inc."

     1.7 Assets and Liabilities of HomeQuest at Closing. HomeQuest shall have no material assets and no liabilities at Closing, and all costs incurred by HomeQuest incident to the Plan shall have been paid or satisfied.

     1.8 Closing. The Plan will be deemed to be completed on receipt of the signatures of WARP Stockholders collectively owning not less than 80% of the outstanding WARP Shares; and the remainder of the WARP Shares shall be acquired under and pursuant to the terms and provisions of the Plan as soon as practicable.

                                    Section 2

                                     Closing
                                     -------

     The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                    Section 3

                   Representations and Warranties of HomeQuest
                   -------------------------------------------

     HomeQuest represents and warrants to, and covenants with, the WARP Stockholders and WARP as follows:

     3.1 Corporate Status. HomeQuest is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Nevada only). HomeQuest is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. HomeQuest's common stock is nominally quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "HOMQ." Presently, pursuant to rules and regulations adopted by the NASD on January 4, 1999, unless HomeQuest files a 10-SB Registration Statement with the Securities and Exchange Commission which becomes effective and all comments of the Securities and Exchange Commission have been satisfied by December, 1999, quotations of HomeQuest's common stock on the.OTC Bulletin Board of the NASD will cease.

     3.2 Capitalization. The current pre-Plan authorized capital stock of HomeQuest consists of 50,000,000 shares of $0.001 par value common voting stock, of which approximately 37,200,000 shares are issued and outstanding, all fully paid and non-assessable; and 7,000,000 shares of $0.001 par value preferred stock, of which no shares are issued and outstanding. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or preferred stock of HomeQuest;

     3.3 Financial Statements. The financial statements of HomeQuest furnished to the WARP Stockholders and WARP, consisting of audited financial statements for the years ended December 31, 1998 and 1997, and unaudited financial statements for the period ended June 30, 1999, attached hereto as Exhibit B and incorporated herein by reference, are correct and fairly present the financial condition of HomeQuest at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     3.4 Undisclosed Liabilities. HomeQuest has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C.

     3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit C, there have been no (1) changes in financial condition, assets, liabilities or business of HomeQuest which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of HomeQuest, payments of any dividend or other distribution in respect of any class of stock of HomeQuest, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

     3.6 Title to Property. HomeQuest has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of HomeQuest are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit C, with respect to which no default exists.

     3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of HomeQuest, threatened, against or relating to HomeQuest, its properties or business, except as set forth in Exhibit C. Further, no officer, director or person who may be deemed to be an "affiliate" of HomeQuest is party to any material legal proceeding which could have an adverse effect on HomeQuest (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to HomeQuest.

     3.8 Books and Records. From the date of this Plan to the Closing, HomeQuest will (1) give to the WARP Stockholders and WARP or their respective representatives full access during normal business hours to all of HomeQuest's offices, books, records, contracts and other corporate documents and properties so that the WARP Stockholders and WARP or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of HomeQuest as the WARP Stockholders and WARP or their respective representatives may reasonably request.

     3.9 Tax Returns. HomeQuest has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

     3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), HomeQuest and its representatives will keep confidential any information which they obtain from the WARP Stockholders or from WARP concerning the properties, assets and business of WARP. If the transactions contemplated by this Plan are not consummated by October 1, 1999, HomeQuest will return to WARP all written matter with respect to WARP obtained by HomeQuest in connection with the negotiation or consummation of this Plan.

     3.11 Corporate Authority. HomeQuest has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the WARP Stockholders and WARP or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors through its sole director authorizing execution of this Plan by HomeQuest's officers through its sole officer and performance thereunder, and that the director adopting and delivering such resolutions is the duly elected and incumbent sole director of HomeQuest.

     3.12 Due Authorization. Execution of this Plan and performance by HomeQuest hereunder have been duly authorized by all requisite corporate action on the part of HomeQuest, and this Plan constitutes a valid and binding obligation of HomeQuest and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of HomeQuest.

     3.13 Environmental Matters. HomeQuest has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of HomeQuest or HomeQuest's predecessors. In addition, to the best knowledge of HomeQuest, there are no substances or conditions which may support a claim or cause of action against HomeQuest or any of HomeQuest' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     3.14 Access to Information Regarding WARP. HomeQuest acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting WARP and WARP's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of WARP, and with the legal and accounting firms of WARP, with respect to such documentation; and that to the extent requested, all questions raised have been answered to HomeQuest's complete satisfaction.

                                    Section 4

                Representations, Warranties and Covenants of WARP
                            and the WARP Stockholders
                --------------------------------------------------

     WARP and the WARP Stockholders represent and warrant to, and covenant with, HomeQuest as follows (providing that WARP Stockholders owning less than 5% of the WARP Shares make only those representations and warranties contained in Sections 4.1, 4.11, 4.12 and 4.16:

     4.1 Ownership. WARP Stockholders own the WARP Shares, free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to convey the WARP Shares owned without qualification.

     4.2 Corporate Status. WARP is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of WARP's business or the character or ownership of WARP properties makes such licensing or qualification necessary.

     4.3 Capitalization. The authorized capital stock of WARP consists of 50,000,000 shares of common stock, no par value per share, of which 3,281,249 shares are issued and outstanding, all fully paid and non-assessable. Except as otherwise provided herein or in promissory notes convertible into WARP Shares which would be equal to 500,000 post-split shares of HomeQuest under the Plan, if the notes had been converted prior to the completion of the Plan, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock of WARP.

     4.4 Financial Statements. The financial statements of WARP furnished to HomeQuest, consisting of an unaudited trial balance sheet and income statement for the period ended June 30, 1999, attached hereto as Exhibit D and incorporated herein by reference, are correct and fairly present the financial condition of WARP as of these dates and for the periods involved, and such statements were prepared by management in good faith from the books and records of WARP, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit E, which is attached hereto and incorporated herein by reference. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     4.5 Undisclosed Liabilities. WARP has no material liabilities of any nature except to the extent reflected or reserved against in the trial balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit E attached hereto and incorporated herein by reference.

     4.6 Interim Changes. Since the date of the trial balance sheet, except as set forth in Exhibit E, there have been no (1) changes in the financial condition, assets, liabilities or business of WARP, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of WARP, payment of any dividend or other distribution in respect of the capital stock of WARP, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

     4.7 Title to Property. WARP has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in the trial balance sheet, and the properties and assets of WARP are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the trial balance sheet or in Exhibit E, with respect to which no default exists.

     4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of WARP, threatened, against or relating to WARP or its properties or business, except as set forth in Exhibit E. Further, no officer, director or person who may be deemed to be an affiliate of WARP is party to any material legal proceeding which could have an adverse effect on WARP (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to WARP.

     4.9 Books and Records. From the date of this Plan to the Closing, the WARP Stockholders will cause WARP to (1) give to HomeQuest and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that HomeQuest may inspect and audit them; and (2) furnish such information concerning the properties and affairs of WARP as HomeQuest may reasonably request.

     4.10 Tax Returns. WARP has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

     4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), WARP, the WARP Stockholders and their representatives will keep confidential any information which they obtain from HomeQuest concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by October 1, 1999, WARP and the WARP Stockholders will return to HomeQuest all written matter with respect to HomeQuest obtained by them in connection with the negotiation or consummation of this Plan.

     4.12 Investment Intent. The WARP Stockholders are acquiring the shares to be exchanged and delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the WARP Stockholders have no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the HomeQuest shares. The WARP Stockholders shall execute and deliver to HomeQuest on the Closing an Investment Letter attached hereto as Exhibit F and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of HomeQuest being received under the Plan in exchange for the WARP Shares; receipt of certain material information regarding HomeQuest; waiver and compromise of any pre-emptive rights relating to the prior issuance of shares of any of the WARP Shares; and whereby each is compromising and/or waiving any claims each has or may have against WARP by reason of the purchase of any securities of WARP by each or any of them prior to the Closing of the Plan.

     4.13 Corporate Authority. WARP has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to HomeQuest or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

     4.14 Due Authorization. Execution of this Plan and performance by WARP hereunder have been duly authorized by all requisite corporate action on the part of WARP, and this Plan constitutes a valid and binding obligation of WARP and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of WARP.

     4.15 Environmental Matters. WARP and the WARP Stockholders have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of WARP or its predecessors. In addition, to the best knowledge of WARP, there are no substances or conditions which may support a claim or cause of action against WARP or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," " hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     4.16 Access to Information Regarding HomeQuest. WARP and the WARP Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting HomeQuest and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of HomeQuest, and with the legal and accounting firms of HomeQuest, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                    Section 5

                   Conditions Precedent to Obligations of WARP
                            and the WARP Stockholders
                   -------------------------------------------

     All obligations of WARP and the WARP Stockholders under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     5.1 Representations and Warranties True at Closing. The representations and warranties of HomeQuest contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     5.2 Due Performance. HomeQuest shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

     5.3 Officers' Certificate. WARP and the WARP Stockholders shall have been furnished with a certificate signed by the President of HomeQuest, in such capacity, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of HomeQuest contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit B hereto), there has been no material adverse change in the financial condition, business or properties of HomeQuest, taken as a whole.

     5.4 Opinion of Counsel of HomeQuest. WARP and the WARP Stockholders shall have received an opinion of counsel for HomeQuest, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.11 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of HomeQuest to be issued to the WARP Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

     5.5 Assets and Liabilities of HomeQuest. Unless otherwise agreed, HomeQuest shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

     5.6 Reverse Split and Cancellation of Shares by a Principal Stockholder. At or simultaneous with the Closing, the outstanding common stock of HomeQuest shall be reverse split on a basis of one for 7.2 shares, while retaining the current authorized shares and par value, with a appropriate adjustments to the capital accounts of HomeQuest, and with all fractional shares being rounded up to the nearest whole share; and Ken Edwards, the sole director, executive officer and the principal stockholder of HomeQuest shall have agreed to convey to HomeQuest for cancellation of 3,666,667 post-split shares, more or less, so that depending upon rounding resulting from the reverse split, that there will be 1,500,000 post-split and pre-Plan outstanding securities of HomeQuest.

     5.7 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present sole director and executive officer of HomeQuest, Ken Edwards, shall designate the directors and executive officers nominated by WARP to serve in his place and stead, until the next respective annual meetings of the stockholders and the Board of Directors of HomeQuest, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Denise Sutton, CEO, Secretary/Treasurer and Director; Gregory J. Liptak, President and Director; and Jo Saari Hadley, Vice President; and then, the current sole director and executive officer shall resign.

     5.8 Change of Name. At or simultaneous to the Closing of this Plan, the Board of Directors of HomeQuest, with the written consent of Ken Edwards, its majority stockholder, shall adopt the resolutions necessary to amend HomeQuest's Articles of Incorporation to change its name to "WarpRadio.com, Inc."

     5.9 Stockholders' Consent. Persons owing not less than 80% of the outstanding WARP Shares shall have executed and delivered the Plan.

     5.10 Representations of Former Director and Officer. Howard Ruff, a former director and executive officer of HomeQuest, shall have executed and delivered Exhibit H attached hereto and incorporated herein respecting limitations on the sale of shares of HomeQuest owned by him and the dissemination of written materials respecting HomeQuest following the completion of the Plan.

     5.11 Indemnification Agreement. HomeQuest shall have provided WARP and the WARP Stockholders with satisfactory evidence of the indemnification of HomeQuest by Phoenix Ink, LLC of all prior indebtedness of HomeQuest as of March 1, 1998.

                                    Section 6

                Conditions Precedent to Obligations of HomeQuest
                ------------------------------------------------

     All obligations of HomeQuest under this Plan are subject, at HomeQuest's option, to the fulfillment, before or at the Closing, of each of the following conditions:

     6.1 Representations and Warranties True at Closing. The representations and warranties of WARP and the WARP Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     6.2 Due Performance. WARP and the WARP Stockholders shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

     6.3 Officers' Certificate. HomeQuest shall have been furnished with a certificate signed by the President of WARP, in such capacity, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of WARP and the WARP Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of WARP, taken as a whole.

     6.4 Books and Records. The WARP Stockholders or the Board of Directors of WARP shall have caused WARP to make available all books and records of WARP, including minute books and stock transfer records; provided, however, only to the extent requested in writing by HomeQuest at Closing.

     6.5 Stockholders' Consent. Persons owing not less than 80% of the outstanding WARP Shares shall have executed and delivered the Plan.

                                    Section 7

                                   Termination
                                   -----------

     Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the directors of HomeQuest or WARP and the WARP Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of HomeQuest or WARP and the WARP Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                   Section 8

                               General Provisions
                               ------------------

     8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

     8.2 Waive. Any failure on the part of any party hereto to comply with any its or their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

     8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

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


            If to HomeQuest:              1703 Wasatch Drive
                                          Ogden, Utah 84403

            With a copy to:               Leonard W. Burningham, Esq.
                                          455 East 500 South, #205
                                          Salt Lake City, Utah 84111

            If to WARP:                   6535 South Dayton Street, Suite 3000
                                          Glenwood Village, Colorado 80111

            With a copy to:               Gary A. Agron, Esq.
                                          5445 DTC Parkway, Suite 520
                                          Englewood, Colorado 80111

            If to the WARP
            Stockholders:                 To the addresses listed on Exhibit A

     8.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     8.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

     8.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

     8.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

     8.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

     IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the latest date hereof.

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


                                         HOMEQUEST, INC.


 Date: ____________________.            By  /s/  Ken Edwards
                                            ------------------------------------
                                            Ken Edwards, President


                                        WEB AUDIO & RADIO PORTAL, INC.


 Date: ____________________.            By  /s/  Denise Sutton
                                            ------------------------------------
                                            Denise Sutton, President


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